UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 15, 2018

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall, Suite 1800 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)

Registrant’s telephone number, including area code:   (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                      ❑

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of unitholders (the “Annual Meeting”) of Legacy Reserves LP (the “Partnership”) was held on Tuesday, May 15, 2018 with respect to all proposals submitted to unitholders for vote.  At the Annual Meeting, the following three items were submitted to unitholders for vote: (i) the election of nine nominees to serve on the board of directors of Legacy Reserves GP, LLC, the Partnership’s general partner (the “Board”), during 2018 and until our next annual meeting, or until his successor is elected and qualified or until his earlier death, resignation or removal, (ii) an advisory (non-binding) resolution on executive compensation and (iii) the ratification of the appointment of BDO USA, LLP as independent registered public accounting firm of the Partnership for the fiscal year ending December 31, 2018.  Out of a total of 76,894,049 units outstanding and entitled to vote, 66,595,344 units (86.61%) were present at the meeting in person or by proxy.

Election of Directors

There were nine nominees for election to serve as directors of our general partner and each of the members were reelected. The final results of the voting with respect to each nominee to the board were as follows:

Nominee	For	Withheld	Broker Non-Votes
Paul T. Horne	38,293,753	713,289	27,588,302
Kyle D. Vann	38,529,301	477,741	27,588,302
Cary D. Brown	38,243,956	763,086	27,588,302
Dale A. Brown	38,236,362	770,680	27,588,302
William R. Granberry	38,530,605	476,437	27,588,302
G. Larry Lawrence	38,546,227	460,815	27,588,302
Kyle A. McGraw	38,266,868	740,174	27,588,302
Dwight D. Scott	38,298,925	708,117	27,588,302
William D. Sullivan	38,553,885	453,157	27,588,302

Advisory (Non-binding) Resolution Approving Executive Compensation.

The final voting results with respect to the advisory (non-binding) resolution approving executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
35,033,136	1,307,374	2,666,532	27,588,302

Ratification of the Appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2018

The final voting results with respect to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

For	Against	Abstain
65,847,655	512,646	235,043

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Legacy Reserves LP

Date: May 18, 2018	By:	/s/ Dan G. LeRoy
Dan G. LeRoy
Vice President, General Counsel and Secretary